Exhibit 99.1
IBM RELEASES THIRD-QUARTER RESULTS
Acceleration in revenue growth and profit across all segments; Raises outlook for full-year revenue growth and free cash flow

ARMONK, N.Y., October 22, 2025 . . . IBM (NYSE: IBM) today announced third-quarter 2025 earnings results.
“This quarter we accelerated performance across all of our segments, and again exceeded expectations for revenue, profit and free cash flow. Clients globally continue to leverage our technology and domain expertise to drive productivity in their operations and deliver real business value with AI. Our AI book of business now stands at more than $9.5 billion," said Arvind Krishna, IBM chairman, president and chief executive officer. "Given the strength of our business, we are raising our full-year outlook for revenue growth and free cash flow.”
Third-Quarter Highlights
•Revenue
–Revenue of $16.3 billion, up 9 percent, up 7 percent at constant currency
–Software revenue up 10 percent, up 9 percent at constant currency
–Consulting revenue up 3 percent, up 2 percent at constant currency
–Infrastructure revenue up 17 percent, up 15 percent at constant currency
•Profit
–Gross Profit Margin: GAAP: 57.3 percent, up 1.1 points; Operating (Non-GAAP): 58.7 percent, up 1.2 points
–Pre-Tax Income Margin: GAAP: 14.9 percent, up 20.2 points; Operating (Non-GAAP): 18.6 percent, up 2.0 points
•Cash Flow
–Year to date, net cash from operating activities of $9.2 billion; free cash flow of $7.2 billion

	THIRD-QUARTER 2025 INCOME STATEMENT SUMMARY
	Revenue		Gross Profit	Gross Profit Margin		Pre-tax Income	Pre-tax Income Margin		Net Income		Diluted Earnings Per Share
GAAP from Continuing Operations	$16.3B		$9.4B	57.3%		$2.4B	14.9%		$1.7B	(2)	$1.84	(2)
Year/Year	9	% (1)	11%	1.1	Pts	NM (3)	20.2	Pts (3)	NM	(2,3)	NM	(2,3)
Operating (Non-GAAP)			$9.6B	58.7%		$3.0B	18.6%		$2.5B		$2.65
Year/Year			11%	1.2	Pts	22%	2.0	Pts	17%		15%
(1) 7% at constant currency.
(2) 2025 GAAP results include a one-time, non-cash income tax charge associated with the enactment of H.R. 1 in July of 2025.
(3) GAAP YTY results include the impact of a pension settlement charge in third-quarter 2024.
NM - not meaningful

“New innovation, the strength and diversity of our portfolio, and our disciplined execution led to acceleration in revenue growth and profit in the quarter," said James Kavanaugh, IBM senior vice president and chief financial officer. "Consistent focus on the fundamentals of our business delivered double-digit growth in adjusted EBITDA, and drove another quarter of strong free cash flow, the fuel for our investments and ability to return value to shareholders.”

Segment Results for Third Quarter
•Software — revenues of $7.2 billion, up 10 percent, up 9 percent at constant currency:
–Hybrid Cloud (Red Hat) up 14 percent, up 12 percent at constant currency
–Automation up 24 percent, up 22 percent at constant currency
–Data up 8 percent, up 7 percent at constant currency
–Transaction Processing down 1 percent, down 3 percent at constant currency

•Consulting — revenues of $5.3 billion, up 3 percent, up 2 percent at constant currency:
–Strategy and Technology up 2 percent, flat at constant currency
–Intelligent Operations up 5 percent, up 4 percent at constant currency

•Infrastructure — revenues of $3.6 billion, up 17 percent, up 15 percent at constant currency:
–Hybrid Infrastructure up 28 percent, up 26 percent at constant currency
•IBM Z up 61 percent, up 59 percent at constant currency
•Distributed Infrastructure up 10 percent, up 8 percent at constant currency
–Infrastructure Support up 1 percent, flat at constant currency

•Financing — revenues of $0.2 billion, up 10 percent, up 8 percent at constant currency
Cash Flow and Balance Sheet
In the third quarter, the company generated net cash from operating activities of $3.1 billion, up $0.2 billion year to year. IBM’s free cash flow was $2.4 billion, up $0.3 billion year to year. The company returned $1.6 billion to shareholders in dividends in the third quarter.
For the first nine months of the year, the company generated net cash from operating activities of $9.2 billion, flat year to year. IBM's free cash flow was $7.2 billion, up $0.6 billion year to year.
IBM ended the third quarter with $14.9 billion of cash, restricted cash and marketable securities, up $0.1 billion from year-end 2024. Debt, including IBM Financing debt of $11.3 billion, totaled $63.1 billion, up $8.1 billion year to date.
Full-Year 2025 Expectations
•Revenue: The company now expects constant currency revenue growth of more than 5 percent. At current foreign exchange rates, currency is expected to be about a one-and-a-half-point tailwind to growth for the year.
•Free cash flow: The company now expects about $14 billion in free cash flow for the full year.
Dividend Declaration
On October 22, 2025, the IBM board of directors approved a regular quarterly cash dividend of $1.68 per common share, to stockholders of record on November 10, 2025. With payment of the December 10, 2025 dividend, IBM will have paid consecutive quarterly dividends every year since 1916.
Forward-Looking and Cautionary Statements
Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and divestitures, including integration challenges, failure to achieve objectives, the assumption or retention of liabilities and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product and service quality issues; the development and use of AI and generative AI, including the company's increased offerings and use of AI-based technologies; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity, privacy, and AI considerations; adverse effects related to climate change and other environmental matters; tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference.
Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.
Presentation of Information in this Press Release
For generative AI, book of business includes inception to date Software transactional revenue, plus new SaaS Annual Contract Value and Consulting signings related to specific offerings. The generative AI book of business is further defined within Exhibit 99.2 in the Form 8-K that includes this press release.
In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:
IBM results —
•adjusting for currency (i.e., at constant currency);
•presenting operating (non-GAAP) earnings per share amounts and related income statement items;
•free cash flow;
•net cash from operating activities excluding IBM Financing receivables;
•adjusted EBITDA.
The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.
Conference Call and Webcast
IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. ET, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-3q25. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

Erin McElwee, 347-920-6825
erin.mcelwee@ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION
COMPARATIVE FINANCIAL RESULTS
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
REVENUE BY SEGMENT
Software	$7,209	$6,524	$20,932	$19,162
Consulting	5,324	5,152	15,706	15,517
Infrastructure	3,559	3,042	10,586	9,764
Financing	200	181	557	543
Other	38	68	68	214
TOTAL REVENUE	16,331	14,968	47,849	45,199

GROSS PROFIT	9,360	8,420	27,369	25,112

GROSS PROFIT MARGIN
Software	83.1%	83.2%	83.5%	83.1%
Consulting	29.3%	28.4%	28.0%	26.7%
Infrastructure	57.2%	55.0%	57.7%	55.3%
Financing	45.6%	47.2%	45.7%	48.2%

TOTAL GROSS PROFIT MARGIN	57.3%	56.3%	57.2%	55.6%

EXPENSE AND OTHER INCOME
SG&A	4,748	4,911	14,661	14,823
R&D	2,082	1,876	6,129	5,512
Intellectual property and custom development income	(219)	(238)	(687)	(696)
Other (income) and expense (1)	(173)	2,244	(376)	1,694
Interest expense	492	429	1,457	1,288
TOTAL EXPENSE AND OTHER INCOME	6,931	9,222	21,184	22,621

INCOME/(LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,430	(802)	6,185	2,491
Pre-tax margin	14.9%	(5.4)%	12.9%	5.5%
Provision for/(Benefit from) income taxes (1)	686	(485)	1,193	(597)
Effective tax rate	28.2%	60.4%	19.3%	(24.0)%

INCOME/(LOSS) FROM CONTINUING OPERATIONS	$1,744	$(317)	$4,992	$3,088

DISCONTINUED OPERATIONS
Income/(loss) from discontinued operations, net of taxes	0	(13)	1	21

NET INCOME/(LOSS) (1)	$1,744	$(330)	$4,993	$3,109

EARNINGS/(LOSS) PER SHARE OF COMMON STOCK (1)
Assuming Dilution
Continuing Operations	$1.84	$(0.34)	$5.27	$3.30
Discontinued Operations	$0.00	$(0.01)	$0.00	$0.02
TOTAL	$1.84	$(0.36)	$5.27	$3.32

Basic
Continuing Operations	$1.87	$(0.34)	$5.36	$3.36
Discontinued Operations	$0.00	$(0.01)	$0.00	$0.02
TOTAL	$1.87	$(0.36)	$5.36	$3.38

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	948.9	923.6	947.4	935.4
Basic	933.9	923.6	930.9	920.3

(1) 2024 includes the impact of a pension settlement charge of $2.7 billion ($2.0 billion net of tax).

INTERNATIONAL BUSINESS MACHINES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

(Dollars in Millions)	At September 30, 2025	At December 31, 2024
ASSETS:
Current Assets:
Cash and cash equivalents	$11,569	$13,947
Restricted cash	30	214
Marketable securities	3,286	644
Notes and accounts receivable - trade, net	5,532	6,804
Short-term financing receivables
Held for investment, net	5,156	6,259
Held for sale	745	900
Other accounts receivable, net	1,174	947
Inventories	1,397	1,289
Deferred costs	1,113	959
Prepaid expenses and other current assets	2,739	2,520
Total Current Assets	32,740	34,482

Property, plant and equipment, net	5,851	5,731
Operating right-of-use assets, net	3,223	3,197
Long-term financing receivables, net	6,258	5,353
Prepaid pension assets	8,044	7,492
Deferred costs	768	788
Deferred taxes	8,505	6,978
Goodwill	67,396	60,706
Intangibles, net	11,729	10,660
Investments and sundry assets	1,796	1,787
Total Assets	$146,312	$137,175

LIABILITIES:
Current Liabilities:
Taxes	$1,663	$2,033
Short-term debt	7,942	5,089
Accounts payable	3,867	4,032
Compensation and benefits	3,508	3,605
Deferred income	13,878	13,907
Operating lease liabilities	807	768
Other liabilities	3,477	3,709
Total Current Liabilities	35,142	33,142

Long-term debt	55,174	49,884
Retirement-related obligations	9,735	9,432
Deferred income	3,863	3,622
Operating lease liabilities	2,646	2,655
Other liabilities	11,762	11,048
Total Liabilities	118,322	109,783

EQUITY:
IBM Stockholders’ Equity:
Common stock	62,819	61,380
Retained earnings	151,581	151,163
Treasury stock - at cost	(170,512)	(169,968)
Accumulated other comprehensive income/(loss)	(15,983)	(15,269)
Total IBM Stockholders’ Equity	27,905	27,307

Noncontrolling interests	85	86
Total Equity	27,990	27,393

Total Liabilities and Equity	$146,312	$137,175

INTERNATIONAL BUSINESS MACHINES CORPORATION
CASH FLOW
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Millions)	2025	2024	2025	2024
Net Income/(Loss) from Operations	$1,744	$(330)	$4,993	$3,109
Pension Settlement Charge	-	2,725	-	2,725
Depreciation/Amortization of Intangibles (1)	1,283	1,268	3,725	3,555
Stock-based Compensation	444	330	1,285	966
Operating assets and liabilities/Other, net (2)	(688)	(1,984)	(1,755)	(3,063)
IBM Financing A/R	298	873	905	1,824
Net Cash Provided by Operating Activities	$3,081	$2,881	$9,153	$9,115

Capital Expenditures, net of payments & proceeds (3)	(410)	55	(1,067)	(705)
Divestitures, net of cash transferred	-	2	(1)	705
Acquisitions, net of cash acquired	(58)	(2,513)	(7,903)	(2,748)
Marketable Securities / Other Investments, net	30	869	(2,748)	(810)
Net Cash Provided by/(Used in) Investing Activities	$(437)	$(1,587)	$(11,719)	$(3,558)

Debt, net of payments & proceeds	(1,108)	(1,259)	4,683	(777)
Dividends	(1,569)	(1,542)	(4,681)	(4,601)
Financing - Other	(334)	35	(425)	(26)
Net Cash Provided by/(Used in) Financing Activities	$(3,012)	$(2,766)	$(423)	$(5,403)

Effect of Exchange Rate changes on Cash	(59)	207	429	(29)
Net Change in Cash, Cash Equivalents and Restricted Cash	$(426)	$(1,264)	$(2,561)	$125

(1) Includes operating lease right-of-use assets amortization.
(2) 2025 includes a one-time, non-cash income tax charge of $0.3 billion associated with the enactment of H.R. 1 in July of 2025, and 2024 includes a $0.7 billion tax benefit associated with the pension settlement charge in the third quarter.
(3) 2024 includes proceeds of $0.4 billion from the sale of certain QRadar SaaS assets in the third quarter.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP NET INCOME TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
(Dollars in Billions)	2025	2024	Yr/Yr	2025	2024	Yr/Yr
Net Income (Loss) as reported (GAAP) (1)	$1.7	$(0.3)	$2.1	$5.0	$3.1	$1.9
Less: Income/(Loss) from discontinued operations, net of tax	0.0	0.0	0.0	0.0	0.0	0.0
Income/(Loss) from continuing operations	1.7	(0.3)	2.1	5.0	3.1	1.9
Provision for/(Benefit from) income taxes from continuing ops.	0.7	(0.5)	1.2	1.2	(0.6)	1.8
Pre-tax income/(loss) from continuing operations (GAAP)	2.4	(0.8)	3.2	6.2	2.5	3.7
Non-operating adjustments (before tax)
Acquisition-related charges (2)	0.6	0.5	0.1	1.7	1.5	0.3
Non-operating retirement-related costs/(income) (1)	0.0	2.8	(2.8)	0.1	3.0	(2.9)

Operating (non-GAAP) pre-tax income from continuing ops.	3.0	2.5	0.5	8.0	6.9	1.0

Net interest expense	0.3	0.3	0.1	0.9	0.7	0.3
Depreciation/Amortization of non-acquired intangible assets	0.7	0.7	0.0	2.1	2.1	0.0
Stock-based compensation	0.4	0.3	0.1	1.3	1.0	0.3
Workforce rebalancing charges	0.0	0.3	(0.3)	0.4	0.7	(0.3)
Corporate (gains) and charges (3)	0.0	(0.4)	0.4	0.0	(0.6)	0.6

Adjusted EBITDA	$4.6	$3.8	$0.8	$12.7	$10.8	$1.8

(1) 2024 includes the impact of a pension settlement charge of $2.7 billion ($2.0 billion net of tax).
(2) Primarily consists of amortization of acquired intangible assets.
(3) Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures and asset sales (e.g., certain QRadar SaaS assets in 2024).

INTERNATIONAL BUSINESS MACHINES CORPORATION
SEGMENT DATA
(Unaudited)

	Three Months Ended September 30, 2025

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$7,209	$5,324	$3,559	$200
Segment Profit	$2,374	$686	$644	$123
Segment Profit Margin	32.9%	12.9%	18.1%	61.6%
Change YTY Revenue	10.5%	3.3%	17.0%	10.4%
Change YTY Revenue - Constant Currency	8.8%	1.5%	15.1%	8.5%

	Three Months Ended September 30, 2024

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$6,524	$5,152	$3,042	$181
Segment Profit	$1,969	$559	$422	$86
Segment Profit Margin	30.2%	10.9%	13.9%	47.5%

	Nine Months Ended September 30, 2025

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$20,932	$15,706	$10,586	$557
Segment Profit	$6,517	$1,807	$1,857	$371
Segment Profit Margin	31.1%	11.5%	17.5%	66.5%
Change YTY Revenue	9.2%	1.2%	8.4%	2.7%
Change YTY Revenue - Constant Currency	8.4%	0.2%	7.7%	2.6%

	Nine Months Ended September 30, 2024

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$19,162	$15,517	$9,764	$543
Segment Profit	$5,582	$1,447	$1,387	$254
Segment Profit Margin	29.1%	9.3%	14.2%	46.9%

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended September 30, 2025
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts (3)		Operating (Non-GAAP)
Gross Profit	$9,360	$231		$—		$—		$9,591
Gross Profit Margin	57.3%	1.4	pts	—	pts	—	pts	58.7%
SG&A	$4,748	$(354)		$—		$—		$4,394
Other (Income) & Expense	(173)	(6)		(13)		—		(191)
Total Expense & Other (Income)	6,931	(359)		(13)		—		6,559
Pre-tax Income from Continuing Operations	2,430	590		13		—		3,033
Pre-tax Income Margin from Continuing Operations	14.9%	3.6	pts	0.1	pts	—	pts	18.6%
Provision for/(Benefit from) Income Taxes (4)	$686	$136		$3		$(309)		$516
Effective Tax Rate	28.2%	(1.0)	pts	0.0	pts	(10.2)	pts	17.0%
Income from Continuing Operations	$1,744	$454		$10		$309		$2,517
Income Margin from Continuing Operations	10.7%	2.8	pts	0.1	pts	1.9	pts	15.4%
Diluted Earnings Per Share: Continuing Operations	$1.84	$0.48		$0.01		$0.33		$2.65

	Three Months Ended September 30, 2024
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Operating (Non-GAAP)
Gross Profit	$8,420	$192		$—		$—		$8,612
Gross Profit Margin	56.3%	1.3	pts	—	pts	—	pts	57.5%
SG&A	$4,911	$(300)		$—		$—		$4,611
Other (Income) & Expense	2,244	—		(2,797)		—		(553)
Total Expense & Other (Income)	9,222	(300)		(2,797)		—		6,125
Pre-tax Income/(Loss) from Continuing Operations	(802)	492		2,797		—		2,487
Pre-tax Income Margin from Continuing Operations	(5.4)%	3.3	pts	18.7	pts	—	pts	16.6%
Provision for/(Benefit from) Income Taxes (4)	$(485)	$119		$700		$(2)		$332
Effective Tax Rate	60.4%	(7.2)	pts	(39.8)	pts	(0.1)	pts	13.4%
Income/(Loss) from Continuing Operations	$(317)	$373		$2,097		$2		$2,155
Income/(Loss) Margin from Continuing Operations	(2.1)%	2.5	pts	14.0	pts	0.0	pts	14.4%
Diluted Earnings/(Loss) Per Share: Continuing Operations (5)	$(0.34)	$0.40		$2.27		$0.00		$2.30

(1)Includes amortization of acquired intangible assets, in-process R&D, transaction costs, applicable retention, restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. 2024 also includes the impact of a pension settlement charge.
(3)2025 includes a one-time, non-cash income tax charge associated with the enactment of H.R. 1 in July of 2025.
(4)The tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the GAAP pre-tax income.
(5)Due to the GAAP net loss for the three months ended September 30, 2024, dilutive potential shares were excluded from the GAAP loss per share as the effect would have been antidilutive. The difference in share count resulted in an additional $(0.04) reconciling item.

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Nine Months Ended September 30, 2025
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts (3)		Operating (Non-GAAP)
Gross Profit	$27,369	$657		$—		$—		$28,025
Gross Profit Margin	57.2%	1.4	pts	—	pts	—	pts	58.6%
SG&A	$14,661	$(1,055)		$—		$—		$13,606
R&D	6,129	(4)		—		—		6,125
Other (Income) & Expense	(376)	(7)		(61)		—		(444)
Total Expense & Other (Income)	21,184	(1,066)		(61)		—		20,058
Pre-tax Income from Continuing Operations	6,185	1,723		61		—		7,968
Pre-tax Income Margin from Continuing Operations	12.9%	3.6	pts	0.1	pts	—	pts	16.7%
Provision for/(Benefit from) Income Taxes (4)	$1,193	$396		$0		$(307)		$1,282
Effective Tax Rate	19.3%	0.8	pts	(0.2)	pts	(3.9)	pts	16.1%
Income from Continuing Operations	$4,992	$1,326		$61		$307		$6,686
Income Margin from Continuing Operations	10.4%	2.8	pts	0.1	pts	0.6	pts	14.0%
Diluted Earnings Per Share: Continuing Operations	$5.27	$1.40		$0.06		$0.32		$7.06

	Nine Months Ended September 30, 2024
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts (3)		Operating (Non-GAAP)
Gross Profit	$25,112	$533		$—		$—		$25,645
Gross Profit Margin	55.6%	1.2	pts	—	pts	—	pts	56.7%
SG&A	$14,823	$(854)		$—		$—		$13,969
Other (Income) & Expense	1,694	(68)		(2,991)		—		(1,364)
Total Expense & Other (Income)	22,621	(922)		(2,991)		—		18,709
Pre-tax Income from Continuing Operations	2,491	1,454		2,991		—		6,936
Pre-tax Income Margin from Continuing Operations	5.5%	3.2	pts	6.6	pts	—	pts	15.3%
Provision for/(Benefit from) Income Taxes (4)	$(597)	$374		$731		$434		$942
Effective Tax Rate	(24.0)%	10.4	pts	20.9	pts	6.3	pts	13.6%
Income from Continuing Operations	$3,088	$1,081		$2,259		$(434)		$5,994
Income Margin from Continuing Operations	6.8%	2.4	pts	5.0	pts	(1.0)	pts	13.3%
Diluted Earnings Per Share: Continuing Operations	$3.30	$1.16		$2.42		$(0.46)		$6.41

(1)Includes amortization of acquired intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs. 2024 also includes a loss of $68 million on foreign exchange derivative contracts entered into by the company prior to the acquisition of StreamSets and webMethods from Software AG.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. 2024 also includes the impact of a pension settlement charge.
(3)2025 includes a one-time, non-cash income tax charge associated with the enactment of H.R. 1 in July of 2025, and 2024 includes a benefit from income taxes due to the resolution of certain tax audit matters in the first quarter.
(4)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the GAAP pre-tax income.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP OPERATING CASH FLOW TO FREE CASH FLOW RECONCILIATION
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Millions)	2025	2024	2025	2024
Net Cash from Operations per GAAP	$3,081	$2,881	$9,153	$9,115

Less: change in IBM Financing receivables	298	873	905	1,824

Net cash from operating activities excl. IBM Financing receivables	2,783	2,009	8,248	7,292

Capital Expenditures, net	(410)	55	(1,067)	(705)

Free Cash Flow	$2,373	$2,064	$7,181	$6,586

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP OPERATING CASH FLOW TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Billions)	2025	2024	2025	2024
Net Cash Provided by Operating Activities	$3.1	$2.9	$9.2	$9.1

Add:
Net interest expense	0.3	0.3	0.9	0.7
Provision for/(Benefit from) income taxes from continuing operations	0.7	(0.5)	1.2	(0.6)

Less change in:
Financing receivables	0.3	0.9	0.9	1.8
Other assets and liabilities/other, net (1)	(0.8)	(2.0)	(2.3)	(3.5)

Adjusted EBITDA	$4.6	$3.8	$12.7	$10.8

(1)Other assets and liabilities/other, net mainly consists of Operating assets and liabilities/Other, net in the Cash Flow chart, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges.